Exhibit 10.5

HCW BIOLOGICS INC.

FIRST AMENDMENT TO AmendED AND RESTATED

SENIOR SECURED NOTE PURCHASE AGREEMENT

This First Amendment to Amended and Restated Senior Secured Note Purchase Agreement(this “Amendment”) is made as of September 30, 2024 (the “Effective Date”) by and between HCW Biologics Inc., a Delaware corporation (the “Company”), and each of the purchasers listed on Exhibit B attached thereto (each a “Purchaser” and together the “Purchasers”).

RECITALS

The Company and certain Purchasers entered into that certain Senior Secured Note Purchase Agreement dated as of March 28, 2024 (the “Original Agreement”), and that certain Amended and Restated Senior Secured Note Purchase Agreement dated as of July 2, 2024 (the “Agreement”).

The Company and the Purchasers desire to amend the Agreement to extend the period during which Closings thereunder may take place. Capitalized terms not otherwise defined herein have the meaning given them in the Note.

Therefore, the parties hereby agree as follows:

1.
Section 1(b)(i) of the Agreement is hereby amended to delete and replace the last sentence thereof with the following: “In no event shall any such Closing take place later than October 31, 2024.”
2.
In all other respects the Agreement shall remain in full force and effect.
3.
This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement. Execution by via Docusign, Box Sign or similar system or execution of a facsimile or scanned copy will have the same force and effect as execution of an original, and a facsimile or scanned signature will be deemed an original and valid signature.

The parties have executed this First Amendment to Amended and Restated Senior Secured Note Purchase Agreement as of the date first written above.

the company:

HCW BIOLOGICS INC.

By: /s/ HING C. WONG_____________

Name: Hing C. Wong

Title: Chief Executive Officer

The Purchasers:

HING C. WONG

By: /s/ Hing C. Wong_______________

Name: Hing C. Wong

CHRIS CHEUNG & LING CHEUNG

By: /s/ Chris Cheung and Ling Cheung__

Name: Chris Cheung & Ling Cheung

Michael poon & manwah wong

By: Michael Poon & Manwah Wong____

Name: Michael Poon & Manwah Wong

Ho cheunG wong

By: /s/ Ho Cheung Wong______________

Name: Ho Cheung Wong

hoi sang ‘KELLY’ yeung

By: /s/ Hoi Sang Yeung______________

Name: Hoi Sang ‘Kelly’ Yueng

r. kemp riechman trustee revocable trust of roland kemp riechmann

By:

Name: R. Kemp Riechman

Title: Trustee

Benjamin j. patz

By: /s/ Benjamin J. Patz________________

Name: Benjamin J. Patz

Rebecca byam

By: /s/ Rebecca Byam_________________

Name: Rebecca Byam

Gary winer

By: /s/ Gary Winer____________________

Name: Gary Winer

Scott Garrett

By: /s/ Scott T. Garrett_________________

Name: Scott Garrett

O’NEILl aaf llc

By: /s/ George O’Neill Jr.______________

Name: George D. O’neill Jr.

Title: Manager

LEE FLOWERS

By: /s/ Lee D. Flowers_________________

Name: Lee Flowers

RICK GREENE

By: /s/ Rick Greene___________________

Name: Rick Greene